                                                                    Exhibit 99.2

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of April 26,
2006, by and among Cyclacel Pharmaceuticals, Inc., a Delaware corporation with headquarters located at 150 John F. Kennedy Parkway, Suite 100, Short Hills, New
Jersey 07078 (the "COMPANY"), and the investors listed on the Schedule of
Investors attached hereto as Exhibit A (individually, an "INVESTOR" and collectively, the "INVESTORS").

                                   BACKGROUND

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the
Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation
D ("REGULATION D") as promulgated by the United States Securities and Exchange
Commission (the "SEC") under the 1933 Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Common Stock, par value $.001 per share, of the Company (the "COMMON STOCK"), set forth opposite such Investor's name in column two (2) on the Schedule of Investors in Exhibit A (which aggregate amount for all Investors together shall be 6,428,572 shares of Common Stock and shall collectively be referred to herein as the "COMMON SHARES") and (ii) warrants, in substantially the form attached hereto as Exhibit F (the "Warrants") to purchase such number of shares of Common Stock to be determined based on a ratio of one
(1) share of Common Stock for every two and one-half (the "Warrant Fraction")
Common Shares purchased hereunder, and as set forth opposite such Investor's name in column three (3) on the Schedule of Investors (the shares of Common
Stock issuable upon exercise of or otherwise pursuant to the Warrants, collectively, the "WARRANT SHARES"). For purposes of this Agreement, the
"PURCHASE PRICE" shall be $7.05, which shall be the sum of (i) the price per
Common Share to be paid by the Investors, which shall equal or exceed the last closing bid price of the Common Stock prior to the entering into of this
Agreement, plus (ii) the price for the portion of the Warrant relating to such
Common Share to be paid by the Investors, which shall be $0.125 multiplied by the Warrant Fraction.

C. The Common Shares, the Warrants and the Warrant Shares issued pursuant to this Agreement are collectively are referred to herein as the "SECURITIES."

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this
Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this
Agreement, the following terms have the meanings indicated:

"ADVICE" has the meaning set forth in Section 6.5.

"AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a
Person, as such terms are used in and construed under Rule 144 under the
Securities Act.

"AGENT" has the meaning set forth in Section 3.1(l).

"AGREEMENT" has the meaning set forth in the Preamble.

"BEST EFFORTS" means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as practical; provided, however, that an obligation to use Best
Efforts under this Agreement does not require the Company to dispose of or make any change to its business, expend any material funds or incur any other material burden.

"BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

"CLOSING" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

"CLOSING DATE" means the date and time of the Closing and shall be 10:00 a.m.,
New York City Time, on April 28, 2006 (or such other date and time as is mutually agreed to by the Company and each Investor).

"CLOSING PRICE" means, for any date, the closing price per share of the Common
Stock for such date (or the nearest preceding date) on the primary Eligible
Market or exchange or quotation system on which the Common Stock is then listed or quoted.

"COMPANY" has the meaning set forth in the Preamble.

"COMPANY COUNSEL" means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company.

"COMMON SHARES" means an aggregate of 6,428,572 shares of Common Stock, which are being issued and sold by the Company to the Investors at the Closing.

"COMMON STOCK" means the common stock of the Company, par value $0.001 per share.

"COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible
Securities.

"CONTINGENT OBLIGATION" has the meaning set forth in Section 3.1(aa).

"CONVERTIBLE SECURITIES" means any stock or securities (other than Options)
convertible into or exercisable or exchangeable for Common Stock.

"DISCLOSURE MATERIALS" has the meaning set forth in Section 3.1(g).

"EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the SEC.

"EFFECTIVENESS PERIOD" has the meaning set forth in Section 6.1(b).

"8-K FILING" has the meaning set forth in Section 4.5.

"ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock
Exchange, The Nasdaq National Market or The Nasdaq Capital Market.

"ENVIRONMENTAL LAWS" has the meaning set forth in Section 3.1(dd).

"EVENT" has the meaning set forth in Section 6.1(c).

"EVENT PAYMENTS" has the meaning set forth in Section 6.1(c).

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"EXCLUDED INVESTORS" means Cowen & Co., LLC and its Affiliates.

"FILING DATE" means June 12, 2006.

"GAAP" has the meaning set forth in Section 3.1(g).

"HAZARDOUS MATERIALS" has the meaning set forth in Section 3.1(dd).

"INDEBTEDNESS" has the meaning set forth in Section 3.1(aa).

"INDEMNIFIED PARTY" has the meaning set forth in Section 6.4(c).

"INDEMNIFYING PARTY" has the meaning set forth in Section 6.4(c).

"INSOLVENT" has the meaning set forth in Section 3.1(h).

"INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in Section 3.1(t).

                                       -2-

"INVESTOR" has the meaning set forth in the Preamble.

"LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

"LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation and reasonable attorneys'
fees.

"MATERIAL ADVERSE EFFECT" means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the
Subsidiaries, taken as a whole on a consolidated basis, or (ii) a material and adverse impairment on the Company's ability to perform its obligations under any of the Transaction Documents, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the
Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its
Subsidiaries taken as a whole.

"MATERIAL PERMITS" has the meaning set forth in Section 3.1(v).

"OPTIONS" means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

"PROCEEDING" means an action, claim, suit, investigation or proceeding
(including, without limitation, or a partial proceeding, such as a deposition), whether commenced or threatened in writing.

"PROSPECTUS" means the prospectus included in the Registration Statement
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the
Registration Statement, and all other amendments and supplements to the
Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"REGISTRABLE SECURITIES" means the Common Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

"REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"REGULATION D" has the meaning set forth in the Preamble.

"RELATED PERSON" has the meaning set forth in Section 4.6.

"REQUIRED EFFECTIVENESS DATE" means 90 days post close, or if the SEC reviews the registration statement, 120 days post-close.

"RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such
Rules may be amended from time to

                                       -3-

time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"SEC" means the Securities and Exchange Commission.

"SEC REPORTS" has the meaning set forth in Section 3.1(g).

"SECURITIES" has the meaning set forth in the Preamble.

"SECURITIES ACT" has the meaning set forth in the Preamble.

"SHARES" means shares of the Company's Common Stock.

"SHORT SALES" has the meaning set forth in Section 3.2(h).

"SUBSIDIARY" means any direct or indirect subsidiary of the Company of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company.

"TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on The Nasdaq National Market (or any successor thereto), or (c) if trading ceases to occur on The Nasdaq National Market (or any successor thereto), any Business Day.

"TRADING MARKET" means The Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

"TRANSACTION DOCUMENTS" means this Agreement, the schedules and exhibits attached hereto, the Warrants and the Transfer Agent Instructions.

"TRANSFER AGENT" means American Stock Transfer and Trust Company, or any successor transfer agent for the Company.

"TRANSFER AGENT INSTRUCTIONS" means, with respect to the Company, the
Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent

"WARRANTS" has the meaning set forth in the Preamble.

"WARRANT SHARES" has the meaning set forth in the Preamble.

                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this
Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares and Warrants for the price set forth opposite such
Investor's name on Exhibit A hereto under the headings "Common Shares" and
"Warrants." The date and time of the Closing and shall be 11:00 a.m., New York
City Time, on the Closing Date. The Closing shall take place at the offices of the Company's Counsel.

     2.2 Closing Deliveries.

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

                                       -4-

               (i) one or more stock certificates (or copies thereof provided by the Transfer Agent), free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of
Common Shares set forth opposite such Investor's name on Exhibit A hereto under the heading "Common Shares," registered in the name of such Investor;

               (ii) a Warrant, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant
Shares set forth opposite such Investor's name on Exhibit A hereto under the heading "Warrant Shares";

               (iii) a legal opinion of Company Counsel, in the form of Exhibit
C, executed by such counsel and delivered to the Investors; and

               (iv) duly executed Transfer Agent Instructions acknowledged by the Company's Transfer Agent.

          (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the Purchase Price set forth opposite such Investor's name on Exhibit A hereto under the heading "Purchase Price" in United States dollars and in immediately available funds, by wire transfer to an account designated by the Company for such purpose.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company):

          (a) Subsidiaries. The Company has no Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

          (b) Organization and Qualification. Each of the Company and the
Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the
Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                                       -5-

          (c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the
Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the
Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii)
the effect of rules of law governing the availability of specific performance and other equitable remedies.

          (d) No Conflicts. The execution, delivery and performance of the
Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company's or any
Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default
(or an event that with notice or lapse of time or both would become a default)
under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a
Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

          (e) The Securities. The Securities (including the Warrant Shares) are duly authorized and, when issued and paid for in accordance with the Transaction
Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Company has reserved from its duly authorized capital stock the maximum number of shares of
Common Stock issuable upon exercise of the Warrants.

          (f) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f) hereto. All outstanding shares of capital stock are duly

                                       -6-

authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in Schedule 3.1(f) hereto, the Company did not have outstanding at
April 26, 2006 any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any
Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in the SEC
Reports and any Schedules filed with the SEC pursuant to Rule 13d-1 of the
Exchange Act by reporting persons or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

          (g) SEC Reports; Financial Statements. To the Company's knowledge, the
Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof. Such reports required to be filed by the
Company under the Exchange Act, including pursuant to Section 13(a) or 15(d)
thereof, together with any materials filed or furnished by the Company under the
Exchange Act, whether or not any such reports were required being collectively referred to herein as the "SEC REPORTS" and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS". As of their respective dates, to the knowledge of the Company, the SEC Reports filed by the
Company complied in all material respects with the requirements of the
Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and, to the knowledge of the Company, none of the SEC
Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the knowledge of the Company, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. To the knowledge of the Company, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the
Company and its consolidated subsidiaries as of and for the dates thereof and the results of

                                       -7-

operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. To the knowledge of the Company, all material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

          (h) Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or in Schedule
3.1(h) hereto, to the knowledge of the Company, there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect. Except as publicly disclosed in the SEC Reports, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December
31, 2005, neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any indebtedness or other obligations owed to the Company or any of its Subsidiaries.

          (i) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or proceeding, or, to the Company's knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the
Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

          (j) Compliance. Neither the Company nor any Subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any
Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority.

          (k) Title to Assets. The Company and the Subsidiaries have good and marketable title to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the
Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a
Material Adverse Effect. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

          (l) No General Solicitation; Placement Agent's Fees. Neither the
Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general

                                       -8-

solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the
Securities pursuant to this Agreement. The Company shall pay, and hold each
Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the
Securities pursuant to this Agreement. The Company acknowledges that is has engaged Cowen & Co., LLC and Needham & Company, Inc., as its placement agents
(collectively, the "AGENT") in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

          (m) Private Placement. Neither the Company nor any of its Affiliates
nor, any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i)
eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the
Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not required to be registered as, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as, a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

          (n) Form S-3 Eligibility. To the Company's knowledge, the Company is eligible to register the Common Shares and the Warrant Shares for resale by the
Investors using Form S-3 promulgated under the Securities Act.

          (o) Listing and Maintenance Requirements. Except as described in
Schedule 3.1(o) or in the SEC Reports (including in the exhibits and attachments thereto), the Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common
Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.
The Company is in compliance with all such listing and maintenance requirements.

          (p) Registration Rights. Except as described in Schedule 3.1(p) or in the SEC Reports (including in the exhibits and attachments thereto) and to the
Company's knowledge, the Company has not granted or agreed to grant to any
Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or waived.

          (q) Application of Takeover Protections. Except as described in
Schedule 3.1(q), or in the SEC Reports (including in the exhibits and attachments thereto) there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement)

                                       -9-

or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the
Securities and the Investors' ownership of the Securities.

          (r) Disclosure. The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors (other than Excluded
Investors) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company's knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The
Company acknowledges and agrees that no Investor (other than Excluded Investors)
makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction
Documents.

          (s) Acknowledgment Regarding Investors' Purchase of Securities. Based
upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction
Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no
Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this
Agreement and the transactions contemplated hereby and any advice given by any
Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the
Investors' purchase of the Securities. The Company further represents to each
Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (t) Patents and Trademarks. The Company and its Subsidiaries own, or
possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS")
that are of such nature and significance to the business that the failure to own or have the right to use would have a Material Adverse Effect. The Company does not have any

                                      -10-

knowledge of any infringement by the Company or its Subsidiaries of Intellectual
Property Rights of others.

          (u) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses and location in which the Company and the Subsidiaries are engaged.

          (v) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports ("MATERIAL PERMITS"), except where the failure to possess such permits does not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse
Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material
Permit.

          (w) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company's SEC Reports and to the knowledge of the Company, none of the officers, directors or employees of the Company is presently a party to any transaction that would be required to be reported on
Form 10-K with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the
Company's knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

          (x) Internal Accounting Controls; Disclosure Controls and Procedures.
The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15(d)-15(e) under the
Exchange Act), which are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the
Exchange Act is made known to the Company's principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Form 10-K for the year ended December 31, 2005 (the
"Evaluation Date"). The Company presented in its Form 10-K for the year ended
December 31, 2005 the conclusions of the certifying officers about the effectiveness of such disclosure controls and procedures based on their evaluation as of the Evaluation Date. Since the Evaluation Date, there has been no significant change in the Company's internal control over

                                      -11-

financial reporting (as such term is defined in Rule 13(a)-15(f) and 15(d)-15(f)
under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (y) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material
Adverse Effect.

          (z) Foreign Corrupt Practices. Neither the Company nor any of its
Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its
Subsidiaries has, in the course of its actions for, or on behalf of, the Company
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv)
made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (aa) Indebtedness. Except as disclosed in Schedule 3.1(aa) or in the
SEC Reports (including in the exhibits and attachments thereto), neither the
Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material
Adverse Effect. Schedule 3.1(aa) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x)
"Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of

                                      -12-

others of the kinds referred to in clauses (A) through (G) above; (y)
"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z)
"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (bb) Employee Relations. Neither Company nor any of its Subsidiaries
is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees is good.

          (cc) Labor Matters. The Company and its Subsidiaries are in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (dd) Environmental Laws. To the knowledge of the Company, the Company and its Subsidiaries (i) are in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          (ee) Subsidiary Rights. Except as set forth in Schedule 3.1(ee), the
Company or one of its Subsidiaries has the unrestricted right to vote, and
(subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the
Company or such Subsidiary.

          (ff) Tax Status. To the knowledge of the Company, the Company and each of its Subsidiaries (i) has timely made or filed all material foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or

                                      -13-

determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (gg) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

     3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the
Company as follows:

          (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the
Securities hereunder has been duly authorized by all necessary action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by
(i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

          (b) No Public Sale or Distribution; Investment Intent. Such Investor
is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity;
provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the
Securities Act.

          (c) Investor Status. At the time such Investor was offered the
Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on
Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such
Investor is not affiliated with any broker dealer registered under

                                      -14-

Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.

          (d) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

          (e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the
Securities; (ii) access to information (other than material non-public information) about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure
Materials and the Company's representations and warranties contained in the
Transaction Documents. Such Investor acknowledges receipt of copies of the SEC
Reports.

          (f) No Governmental Review. Such Investor understands that no United
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the
Securities.

          (g) No Conflicts. The execution, delivery and performance by such
Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii)
above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

          (h) Illegal Transactions. No Investor, directly or indirectly, and no
Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving any of the Company's securities)
since the time that such Investor was first contacted by the Company, the

                                      -15-

Agent or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.
"Short Sales" include, without limitation, all "short sales" as defined in Rule
200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

          (i) Restricted Securities. The Investors understand that the
Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

          (j) Legends. It is understood that, except as provided in Section
4.1(b) of this Agreement, certificates evidencing such Securities may bear the legend set forth in Section 4.1(b).

          (k) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such
Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Securities, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such
Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

          (l) Suspension of Prospectus. The Investors acknowledge that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations and conditions of Section 6.1(d), it must suspend the use of the prospectus forming a part of the Registration
Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

          (m) Investor Certificate. The information contained in the Investor
Certificate in the form of Exhibit B-3/B-4 attached hereto delivered by the
Investor in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and will be correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company, and the Investor is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein. The
Investor shall indemnify and hold harmless the Company, the Agent and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding,

                                      -16-

whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the
Investor to the Company or omitted or alleged to have been omitted by the
Investor, concerning the Investor or the Investor's authority to invest or financial position in connection with the offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Agreement or any other document submitted by the Investor, against losses, liabilities and expenses for which the Company or any officer, director or control person has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding. For the avoidance of doubt, such indemnification shall be the several, and not joint, obligation of each
Investor with respect to its own action or inaction as provided above.

          (n) Registration Statement Questionnaire. The information contained in the registration statement questionnaire in the form of Exhibit B-2 attached hereto delivered by the Investor in connection with this Agreement is complete and accurate in all material respects as of the date of this Agreement and will be correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company.

          (o) Future Issuances. The Investor acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with this offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

          (p) Agent. The Investor acknowledges that the Company has engaged the
Agent in connection with this offering and, as consideration for its services, has agreed to pay the Agent a cash commission equal to six and one-half (6-1/2%)
of the gross proceeds resulting from the offering.

          (q) Confidential Nature of Offering. The Investor acknowledges that the offering is confidential and non-public and agrees that all information about the offering shall be kept in confidence by the Investor until the public announcement of the offering by the Company. The Investor acknowledges that the foregoing restrictions on the Investor's use and disclosure of any such confidential, non-public information restricts the Investor from trading in the
Company's securities to the extent such trading is on the basis of material, non-public information of which the Investor is aware.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities

                                      -17-

Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.
In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144(k), the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such
Investor, provided that the transferee certifies to the Company that it is an
"accredited investor" as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

          (b) The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE
     COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN
     EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED
     (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND,
     ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE
     EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE
     SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) after the Securities have been sold pursuant to a
Registration Statement that is effective under the Securities Act covering the resale of such Securities, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonable acceptance to the
Company to the effect that the Securities can be sold under Rule 144, (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities are eligible for sale under Rule 144(k), or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the
Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at
such earlier time as a legend is no longer required for certain Securities, the
Company will no later than three Trading Days following the delivery by an
Investor to the Company or the Transfer Agent of (i) a legended certificate representing such Securities, (ii) an opinion of counsel to the extent required by Section 4.1(a) and (iii) reasonable written assurances to the effect that any of the Shares or Warrant Shares, as the case may be, sold or to be sold by such
Investor have been,

                                      -18-

or will be, sold in accordance with the plan of distribution set forth in the
Prospectus and in compliance with the prospectus delivery requirements under the
Securities Act, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Notwithstanding any other provisions contained in this
Agreement, the Company shall as soon as practicable (but not later than five
Business Days after the Registration Statement has been declared effective by the SEC ) remove the restrictive legends from the Common Shares. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company shall issue a blanket letter of instruction to its transfer agent placing a "stop transfer" order on the Common Shares, which stop transfer order may be lifted upon receipt by the transfer agent of written certification that the Common Shares are being sold pursuant to an effective registration statement. Notwithstanding the foregoing, such legend removal provisions shall not apply to any Investor who is not a
"qualified institutional buyer" (as defined in Rule 144A under the Securities
Act ) at such time as the legend is required to be removed. In the event the
Investor is holding Common Shares without a legend pursuant to this provision, the Investor hereby agrees to immediately halt any sales of such Common Shares if the Company delivers written notification to such Investor that sales pursuant to the Registration Statement have been suspended and the Registration
Statement is no longer valid for such purpose.

     4.2 Furnishing of Information. Until the date that any Investor owning
Shares or Warrant Shares may sell all of them under Rule 144(k) of the
Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The
Company further covenants that it will take such further action as any holder of
Securities may reasonably request to satisfy the provisions of this Section 4.2.

     4.3 Integration. The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security
(as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the
Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the
Transaction Documents in such amount as may be required to fulfill its obligations to issue such Shares under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Shares under the
Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

                                      -19-

     4.5 Securities Laws Disclosure; Publicity. The Company shall, on or before
9:30 a.m., New York time, on the first Trading Day following execution of this
Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby. On the Closing Date, the Company shall file a
Current Report on Form 8-K with the SEC (the "8-K FILING") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement (including the schedules and the names, and addresses of the Investors and the amount(s) of
Securities respectively purchased) and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall use commercially reasonable efforts to timely file any filings and notices required by the SEC or applicable law with respect to the transactions. Except as herein provided, the
Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor, unless otherwise required by law. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the above referenced press release without the express written consent of such Investor.

     4.6 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities for working capital and general corporate purposes. The
Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to these types of transactions. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company's customary investment policies.

                                    ARTICLE V
                                   CONDITIONS

     5.1 Conditions Precedent to the Obligations of the Investors. The
obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

          (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

          (c) since the date hereof, no event or series of events shall have occurred that reasonably would be expected to have or result in a (i) an adverse effect on the legality, validity or enforceability of this Agreement, or (ii) a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole; and

          (d) from the date hereof to the Closing Date, trading in the Common
Stock shall not have been suspended by the SEC (except for any suspension of trading of limited duration agreed to by

                                      -20-

the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or other national calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the
Securities at the Closing.

     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

          (b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

     6.1 Registration Statement.

          (a) As promptly as possible, and in any event on or prior to the
Filing Date, the Company shall prepare and file with the SEC a Registration
Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the
Investors or requested by the SEC) the "Plan of Distribution" in substantially the form attached hereto as Exhibit D.

          (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required
Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the second anniversary of the Closing or (ii) the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) (the "EFFECTIVENESS PERIOD"). The
Company shall notify the promptly (and in any event within two Trading Days)
after receiving notification from the SEC that the Registration Statement has been declared effective.

                                      -21-

          (c) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable
Event is cured, as partial relief for the damages suffered therefrom by the
Investors (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each
Investor an amount in cash, as liquidated damages and not as a penalty, equal to
1.0% of (i) the number of Securities held by such Investor as of the date of such Event, multiplied by (ii) the Purchase Price paid by such Investor for such
Securities then held; provided, however, that the total amount of payments pursuant to this Section 6.1(c) shall not exceed, when aggregated with all such payments paid to all Investors ten percent (10%) of the aggregate Purchase
Price. The payments to which an Investor shall be entitled pursuant to this
Section 6.1(c) are referred to herein as "EVENT PAYMENTS." Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.0% per month (pro rated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.

For such purposes, each of the following shall constitute an "EVENT":

               (i) the Registration Statement is (A) not filed on or prior to the Filing Date or (B) not declared effective on or prior to the Required
Effectiveness Date;

               (ii) the days in which sales are suspended during the
Effectiveness Period either by the SEC or by written notice from the Company to the Investors, pursuant to Section 6.1(d) below; or

               (iii) the days in which the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three
Trading Days (which need not be consecutive Trading Days) during the
Effectiveness Period.

          (d) Notwithstanding anything in this Agreement to the contrary, after
30 consecutive Trading Days of continuous effectiveness of the initial
Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a
Registration Statement after the Effective Date thereof and/or require that the
Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (i) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration
Statement at such time or (ii) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor has received copies of a supplemented or amended Prospectus or until such Investor is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company's rights under this Section 6(d) may be

                                      -22-

exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6(d), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

          (e) The Company shall not, from the date hereof until the Effective
Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement
(or supplement thereto) relating to the Company's employee benefit plans registered on Form S-8.

     6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

          (a) (i) Subject to Section 6.1(d), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the
Registration Statement continuously effective, as to the applicable Registrable
Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the
Securities Act all of the Registrable Securities; (ii) cause the related
Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii)
respond as promptly as reasonably possible, and in any event within 12 Trading
Days (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the
Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (b) Notify the Agent as promptly as reasonably possible, and (if requested by the Agent confirm such notice in writing no later than two Trading
Days thereafter, of any of the following events: (i) the SEC notifies the
Company whether there will be a "review" of any Registration Statement; (ii) the
SEC comments in writing on any Registration Statement; (iii) any Registration
Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration
Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the

                                      -23-

statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not include any material non-public information in any notice provided under this
Section.

          (c) Use its reasonable Best Efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

          (d) Promptly deliver to each Investor, without charge, a reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

          (e) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; and (iii) except as a result of the Excluded Events, during the Effectiveness Period, maintain the listing of such Registrable Securities on each such Trading Market or another Eligible
Market.

          (f) Prior to any public offering of Registrable Securities, use its reasonable Best Efforts to register or qualify or cooperate with the selling
Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a
Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (g) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may reasonably request.

          (h) Upon the occurrence of any event described in Section 6.2(b)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document

                                      -24-

incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the
Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable
Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any
Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

          (j) Comply in all material respects with all rules and regulations of the SEC applicable to the registration of the Securities.

          (k) It shall be a condition precedent to the obligations of the
Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor or to make any Event
Payments set forth in Section 6.1(c) to such Investor that such Investor furnish to the Company the information specified in Exhibits B-1, B-2 and B-3 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the
Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit D hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

     6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (e) all listing fees to be paid by the Company to the
Trading Market.

     6.4 Indemnification.

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section
15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling
Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the
Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation

                                      -25-

of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnified Party (as defined in Section 6.4(c) below) by a third party (including for these purposes a derivative action brought on behalf of the Company), arising out of or resulting from (x) execution, delivery, performance or enforcement of the Transaction
Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or
(z) the status of Indemnified Party as holder of the Securities or (iv) any untrue or alleged untrue statement of a material fact contained in the
Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein
(in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such
Investor for use therein, or to the extent that such information relates to such
Investor or such Investor's proposed method of distribution of Registrable
Securities, or (B) in the case of an occurrence of an event of the type specified in Section 6.2(b)(v)-(vii), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such
Investor of the Advice contemplated in Section 6.5 or (C) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Holder, and the Holder seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

          (b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the
directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished by such
Investor in writing to the Company specifically for inclusion in such
Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such
Investor furnished to the Company by such Investor in writing expressly for use therein, or to the extent that such information relates to such Investor or such
Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor expressly for use in the
Registration Statement (it being understood that the information provided by the
Investor to the Company in Exhibits B-1, B-2 and B-3 and the Plan of
Distribution

                                      -26-

set forth on Exhibit D, as the same may be modified by such Investor and other information provided by the Investor to the Company in or pursuant to the
Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such
Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in
Section 6.2(b)(v)-(vii), the use by such Investor of an outdated or defective
Prospectus after the Company has notified such Investor in writing that the
Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable
Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an
"INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the
Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such
Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified
Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying
Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the
Indemnifying Party shall not, in connection with any one such Proceeding
(including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No
Indemnifying Party shall, without the prior written consent of the Indemnified
Party, effect any settlement of any pending Proceeding in respect of which any
Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a

                                      -27-

manner not inconsistent with this Section) shall be paid to the Indemnified
Party, as incurred, within 20 Trading Days of written notice thereof to the
Indemnifying Party (regardless of whether it is ultimately determined that an
Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 6.4(a)
or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such
Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.
The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any
Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the
Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that the
Indemnifying Parties may have to the Indemnified Parties.

     6.5 Dispositions. Each Investor agrees that it will comply with the
Securities Act as applicable to it in connection with sales of Registrable
Securities pursuant to the Registration Statement and shall sell its Registrable
Securities in accordance with the Plan of Distribution set forth in the
Prospectus. Each Investor further agrees that, upon receipt of a notice from the
Company of the occurrence of any event of the kind described in Sections
6.2(b)(v), (vi) or (vii), such Investor will discontinue disposition of such
Registrable Securities under the Registration Statement until such Investor is advised in writing (the "ADVICE") by the Company that the use of the applicable
Prospectus may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

                                      -28-

     6.6 No Piggyback on Registrations. Neither the Company nor any of its
security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the
Registrable Securities.

     6.7 Piggy-Back Registrations. If at any time during the Effectiveness
Period, other than any suspension period referred to in Section 6.1(d), there is not an effective Registration Statement covering all of the Registrable
Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor not then eligible to sell all of their Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable
Securities such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration
Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the
Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such
Investor has requested inclusion hereunder as the underwriter shall permit;
provided, however, that (i) the Company shall not exclude any Registrable
Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable
Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor or other holder. If an offering in connection with which an Investor is entitled to registration under this Section 6.7 is an underwritten offering, then each
Investor whose Registrable Securities are included in such Registration
Statement shall, unless otherwise agreed by the Company, offer and sell such
Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters. Upon the effectiveness of the registration statement for which piggy-back registration has been provided in this Section 6.7, any Event Payments
(including interest thereon) payable to an Investor whose Securities are included in such registration statement shall cease to accrue under Section
6.1(c) hereof.

                                      -29-

                                  ARTICLE VII
                                  MISCELLANEOUS

     7.1 Termination. This Agreement may be terminated by the Company or any
Investor, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement;
provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     7.2 Fees and Expenses. Except as expressly set forth in the Transaction
Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer
Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of their applicable Securities.

     7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

     7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m.
(New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such
Person.

     7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be

                                      -30-

given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

     7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The
Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors"
and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

     7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

     7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE
STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE
COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION,
VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY
AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE
STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN
FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR
HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR
DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE
TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN
ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM
THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT
SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY
WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO

                                      -31-

PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY
THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF
DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS
AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT
SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED
TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.
THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

     7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

     7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the
Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the
Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate. Nothing herein shall limit the Investor's right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any Common Shares and Warrant Shares as required pursuant to this Agreement and the Warrant.

                                      -32-

     7.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued
in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock
(or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     7.17 Independent Nature of Investors' Obligations and Rights. The
obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other
Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no
Investor or any of its agents or employees shall have any liability to any other
Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any
Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the
Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each
Investor acknowledges that no other Investor has acted as agent for such
Investor in connection with making its investment hereunder and that no other
Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

                           [SIGNATURE PAGES TO FOLLOW]

                                      -33-

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                        CYCLACEL PHARMACEUTICALS, INC.

                                        By: /s/ Spiro Rombotis
                                            ------------------------------------
                                            Name: Spiro Rombotis
                                            Title: President and Chief Executive
                                                   Officer

                                            Address for Notice: 150 JFK Parkway,
                                            Ste., 100, Short Hills, NJ 07078

                                        Facsimile No.: (866) 271-3466
                                        Telephone No.: (973) 847-5955
                                        Attn: Spiro Rombotis

With a copy to: Mintz, Levin, Cohn, Ferris,
                Glovsky and Popeo, P.C.
Facsimile: (212) 983-3115
Telephone: (212) 692-6796
Attn: Blaine Templeman

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Deerfield Special Situations Fund
                                        International Limited

                                        By: /s/ Darren Levine
                                            ------------------------------------
                                            Name: Darren Levine
                                            Title: CFO

                                        Address: 780 Third Avenue, 37th Floor
                                                 New York, NY 10017

                                        Telephone No.: 212-551-1610

                                        Facsimile No.: 212-551-1612

                                        Email Address: _______________________

                                        Number of Shares: 381,715

                                        Number of Warrants: 152,686

                                        Aggregate Purchase Price: $2,691,090.75

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Deerfield Special Situations Fund L.P.

                                        By: /s/ Darren Levine
                                            ------------------------------------
                                            Name: Darren Levine
                                            Title: CFO

                                        Address: 780 Third Avenue, 37th Floor
                                                 New York, NY 10017

                                        Telephone No.: 212-551-1610

                                        Facsimile No.: 212-551-1612

                                        Email Address: _______________________

                                        Number of Shares: 189,714

                                        Number of Warrants: 75,886

                                        Aggregate Purchase Price: $1,337,483.75

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Deerfield International Limited

                                        By: /s/ Darren Levine
                                            ------------------------------------
                                            Name: Darren Levine
                                            Title: CFO

                                        Address: 780 Third Avenue, 37th Floor
                                                 New York, NY 10017

                                        Telephone No.: 212-551-1610

                                        Facsimile No.: 212-551-1612

                                        Email Address: _______________________

                                        Number of Shares: 287,000

                                        Number of Warrants: 114,800

                                        Aggregate Purchase Price: $2,023,350

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Deerfield Partners, LP

                                        By: /s/ Darren Levine
                                            ------------------------------------
                                            Name: Darren Levine
                                            Title: CFO

                                        Address: 780 Third Avenue, 37th Floor
                                                 New York, NY 10017

                                        Telephone No.: 212-551-1610

                                        Facsimile No.: 212-551-1612

                                        Email Address: _______________________

                                        Number of Shares: 213,000

                                        Number of Warrants: 85,200

                                        Aggregate Purchase Price: $1,501,650

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        SF Capital Partners Ltd.

                                        By: /s/ Brian Davidson
                                            ------------------------------------
                                            Name: Brian Davidson
                                            Title:

                                        Address: c/o Stark Offshore
                                                 Management, LLC
                                                 3600 South Lake Drive
                                                 St. Francis, WI 53235

                                        Telephone No.: 414-294-7000

                                        Facsimile No.: 414-294-7700

                                        Email Address: _______________________

                                        Number of Shares: 421,429

                                        Number of Warrants: 168,572

                                        Aggregate Purchase Price: $2,971,074.45

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Capital Ventures International

                                        By: Heights Capital Management, Inc.
                                            Authorized Agent

                                        By: /s/ Martin Kobinger
                                            ------------------------------------
                                            Name: Martin Kobinger
                                            Title: Investment Manager

                                        Address: c/o Heights Capital Management
                                                 101 California Street,
                                                 Suite 3250 San Francisco,
                                                 CA 94111

                                        Telephone No.: 415-403-6500

                                        Facsimile No.: 415-403-6525

                                        Email Address: _______________________

                                        Number of Shares: 428,571

                                        Number of Warrants: 171,428

                                        Aggregate Purchase Price: $3,021,425.55

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Magnetar Capital Master Fund, Ltd.

                                        By: Magnetar Financial LLC
                                            Investment Manager

                                        By: /s/ Paul Smith
                                            ------------------------------------
                                            Name: Paul Smith
                                            Title: General Counsel

                                        Address: c/o Heights Capital Management
                                                 1603 Orrington Avenue
                                                 Evanston, IL 60201

                                        Telephone No.: 847-905-4400

                                        Facsimile No.: 847-869-2064

                                        Email Address: _______________________

                                        Number of Shares: 1,071,429

                                        Number of Warrants: 428,572

                                        Aggregate Purchase Price: $7,553,574.45

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Federated Kaufman Fund A Portfolio of
                                        Federated Equity Funds

                                        By: /s/ Hans Putsch
                                            ------------------------------------
                                            Name: Hans Putsch
                                            Title: VP, Portfolio Manager

                                        Address: 140 East 45th Street
                                                 New York, NY 10017

                                        Telephone No.: 212-922-2999

                                        Facsimile No.: 212-661-0501

                                        Email Address: _______________________

                                        Number of Shares: 2,142,857

                                        Number of Warrants: 857,143

                                        Aggregate Purchase Price: $15,107,141.85

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Visium Long Bias Fund, L.P.

                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                            Name: Mark Gottlieb
                                            Title: CCO

                                        Address: 650 Madison Avenue, 20th Floor
                                                 New York, NY 10022

                                        Telephone No.: 212-808-2351

                                        Facsimile No.: 212-688-8870

                                        Email Address: _______________________

                                        Number of Shares: 30,562

                                        Number of Warrants: 12,225

                                        Aggregate Purchase Price: $215,462.10

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Visium Balanced Fund, L.P.

                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                            Name: Mark Gottlieb
                                            Title: CCO

                                        Address: 650 Madison Avenue, 20th Floor
                                                 New York, NY 10022

                                        Telephone No.: 212-808-2351

                                        Facsimile No.: 212-688-8870

                                        Email Address: _______________________

                                        Number of Shares: 101,632

                                        Number of Warrants: 40,653

                                        Aggregate Purchase Price: $716,505.60

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Visium Balanced Offshore Fund, L.P.

                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                            Name: Mark Gottlieb
                                            Title: CCO

                                        Address: 650 Madison Avenue, 20th Floor
                                                 New York, NY 10022

                                        Telephone No.: 212-808-2351

                                        Facsimile No.: 212-688-8870

                                        Email Address: _______________________

                                        Number of Shares: 151,892

                                        Number of Warrants: 60,756

                                        Aggregate Purchase Price: $1,070,838.60

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Visium Long Bias Offshore Fund, L.P.

                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                            Name: Mark Gottlieb
                                            Title: CCO

                                        Address: 650 Madison Avenue, 20th Floor
                                                 New York, NY 10022

                                        Telephone No.: 212-808-2351

                                        Facsimile No.: 212-688-8870

                                        Email Address: _______________________

                                        Number of Shares: 102,449

                                        Number of Warrants: 40,980

                                        Aggregate Purchase Price: $722,265.45

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Atlas Master Fund, Ltd.

                                        By: /s/ Scott Schroeder
                                            ------------------------------------
                                            Name: Scott Schroeder
                                            Title: Authorized Signatory

                                        Address: 650 Madison Avenue, 19th Floor
                                                 New York, NY 10022

                                        Telephone No.: 212-808-2300

                                        Facsimile No.: 212-808-2300

                                        Email Address: _______________________

                                        Number of Shares: 42,036

                                        Number of Warrants: 16,814

                                        Aggregate Purchase Price: $296,353.80

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Red Abbey Venture Partners, LP

                                        By: /s/ W. Matthew Zugo
                                            ------------------------------------
                                            Name: W. Matthew Zugo
                                            Title: Managing Director

                                        Address: 2330 W. Jappa Road
                                                 Suite 330
                                                 Baltimore, MD 21093

                                        Telephone No.: 410-494-7401

                                        Facsimile No.: 410-494-4247

                                        Email Address: _______________________

                                        Number of Shares: 142,857

                                        Number of Warrants: 57,143

                                        Aggregate Purchase Price: $1,007,141.85

                             Investor Signature Page

     By its execution and delivery of this signature page, the undersigned
Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of April 26, 2006 (the "Purchase
Agreement") by and among Cyclacel Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase
Agreement or counterparts thereof.

                                        Name of Investor:

                                        Joseph Klein III 5% Charitable Remainder
                                        Unitrust

                                        By: /s/ Joseph Klein III
                                            ------------------------------------
                                        Name: Joseph Klein III
                                        Title: Trustee

                                        Address: 1724 Hillside Road
                                                 Stevenson, MD 21153

                                        Telephone No.: 410-913-7999

                                        Facsimile No.: 212-202-3621

                                        Email Address: _______________________

                                        Number of Shares: 7,143

                                        Number of Warrants: 2,857

                                        Aggregate Purchase Price: $50,358.15

Exhibits:

A    Schedule of Investors
B    Instruction Sheet for Investors
C    Opinion of Company Corporate Counsel
D    Plan of Distribution
E    Company Transfer Agent Instructions
F.   Form of Warrant

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

                                                                        Warrant
                Investor                   Common Shares    Warrants     Shares    Purchase Price
----------------------------------------   -------------   ---------   ---------   --------------

Atlas Master Fund, Ltd.                         42,036        16,814      16,814   $   296,353.80
Visium Long Bias Fund, LP                       30,562        12,225      12,225   $   215,462.10
Visium Balanced Fund, LP                       101,632        40,653      40,653   $   716,505.60
Visium Balanced Offshore Fund, Ltd.            151,892        60,756      60,756   $ 1,070,838.60
Visium Long Bias Offshore Fund, Ltd.           102,449        40,980      40,980   $   722,265.45
SF Capital Partners Ltd.                       421,429       168,572     168,572   $ 2,971,074.45
Capital Ventures International                 428,571       171,428     171,428   $ 3,021,425.55
Magnetar Capital Master Fund, Ltd.           1,071,429       428,572     428,572   $ 7,553,574.45
Federated Kaufman Fund A Portfolio of
   Federated Equity Funds                    2,142,857       857,143     857,143   $15,107,141.85
Deerfield Special Situations Fund
   International Limited                       381,715       152,686     152,686   $ 2,691,090.75
Deerfield Special Situations Fund, L.P.        189,714        75,886      75,886   $ 1,337,483.75
Deerfield International Limited                287,000       114,800     114,800   $ 2,023,350.00
Deerfield Partners, L.P.                       213,000        85,200      85,200   $ 1,501,650.00
Joseph Klein III 5% Charitable Remainder
   Unitrust                                      7,143         2,857       2,857   $    50,358.15
Baker Biotech Fund I, L.P.                      91,615        36,646      36,646   $    64,855.75
Baker Biotech Fund I, L.P.                      84,677        33,871      33,871   $   596,972.88
Baker Brothers Life Sciences, L.P.             526,461       210,584     210,584   $ 3,711,550.00
14159, L.P.                                     11,533         4,613       4,613   $    81,307.63
Red Abbey Venture Partners, LP                 142,857        57,143      57,143   $ 1,007,141.85
      TOTAL                                  6,428,572     2,571,529   2,571,529   $45,326,851.86